                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 24, 2004


                              BROADVIEW MEDIA, INC.
             (Exact name of Registrant as Specified in its Charter)


                                    MINNESOTA
                 (State or Other Jurisdiction of Incorporation)



         0-8508                                                  41-0641789
(Commission File Number)                                       (IRS Employer
                                                             Identification No.)


                              4455 West 77th Street
                          Minneapolis, Minnesota 55435
              (Address of Principal Executive Offices and Zip Code)


                         Telephone Number: 952-835-4455
              (Registrant's telephone number, including area code)



                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

                  (a)      Financial statements:  None.

                  (b)      Pro forma financial information:  None.

                  (c)      Exhibits:

                           99.1     Press Release dated May 24, 2004

ITEM 12.          RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On May 24, 2004, Broadview Media, Inc. issued a press release announcing its financial results for the fourth quarter and fiscal year ended March 31, 2004. The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated in this Current Report as if fully set forth herein.

         The information in this Current Report, including the Exhibit 99.1 attached hereto and incorporated herein, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 26, 2004

                                            BROADVIEW MEDIA, INC.


                                            By    /s/ MARK "RED" WHITE
                                               ---------------------------------
                                                  Mark "Red" White
                                                  COO

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              BROADVIEW MEDIA, INC.
                            EXHIBIT INDEX TO FORM 8-K



Date of Report:                                             Commission File No.:
May 24, 2004                                                              0-8508



EXHIBIT NO.                ITEM

   99.1                    Press Release dated May 24, 2004